                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                         _____________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         _____________________________

_____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO

                               SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                   41-1592157
(Jurisdiction of incorporation or                     (I.R.S. Employer
organization if not a U.S. national                   Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                55479
(Address of principal executive offices)              (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota  55479
                                 (612) 667-1234
                              (Agent for Service)
                         _____________________________

                      APPLIED EXTRUSION TECHNOLOGIES, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE  51-0295865
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

3 CENTENNIAL DRIVE
PEABODY, MASSACHUSETTS                                01960
(Address of principal executive offices)              (Zip code)

                         10 3/4% SENIOR NOTES DUE 2011
                          ___________________________
                      (Title of the indenture securities)

Item 1.  General Information.  Furnish the following information as to the
         --------------------
         trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               The Board of Governors of the Federal Reserve System Washington, D.C.

          (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.  If the obligor is an affiliate of the
         --------------------------
         trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.
          ----------------

Item 16. List of Exhibits. List below all exhibits filed as a part of this ----------------- Statement of Eligibility. Wells Fargo Bank
                             incorporates by reference into this Form T-1 the exhibits attached hereto.

     Exhibit 1.  a.          A copy of the Articles of Association of the
                             trustee now in effect.***

     Exhibit 2.  a.          A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                 b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                 c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

               d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

               e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

               f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

    Exhibit 3. A copy of the authorization of the trustee to exercise
               corporate trust   powers issued January 2, 1934, by the Federal
               Reserve Board.*

    Exhibit 4. Copy of By-laws of the trustee as now in effect.***

    Exhibit 5. Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the
               Act.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. **

    Exhibit 8. Not applicable.

    Exhibit 9. Not applicable.



     * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

     ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-56748

     *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

     **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 12th day of July 2001.



                    WELLS FARGO BANK MINNESOTA,
                    NATIONAL ASSOCIATION


                    /s/ Robert L. Reynolds
                    --------------------------
                    Robert L. Reynolds
                    Vice President

                                                                       EXHIBIT 6



July 12, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                    Very truly yours,

                    WELLS FARGO BANK MINNESOTA,
                    NATIONAL ASSOCIATION


                    /s/ Robert L. Reynolds
                    --------------------------
                    Robert L. Reynolds
                    Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2002
Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------

                                                              ---------------
                                 Please refer to page i,              1
                                 Table of Contents, for       ---------------
                                 the required disclosure
                                 of estimated burden.
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business March 31, 200l

This report is required by law: 12 U.S.C. (S)324 (State nonmember banks); 12 U.S.C. (S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

       20010331
    -------------
     (RCRI 9999)

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, James E. Hanson, Vice President
------------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ James E. Hanson
------------------------------------------------------------
Signature of Officer Authorized to Sign Report

4/24/01
------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


------------------------------------------------------------
Director (Trustee)

[ILLEGIBLE SIGNATURE]
--------------------------------------------------------------------------------
Director (Trustee)

[ILLEGIBLE SIGNATURE]
--------------------------------------------------------------------------------
Director (Trustee)

[ILLEGIBLE SIGNATURE]
--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or
(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party

(if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generate version of this page) to the hard-copy record of the complete report that the bank places in its files.
--------------------------------------------------------------------------------
FDIC Certificate Number:                                            05208
                                                                  ---------
                                                                 (RCRI 9050)
http://www.wellsfargo.com
------------------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT4087)
(Example: www.examplebank.com)


Wells Fargo Bank Minnesota, N.A.
--------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Minneapolis
--------------------------------------------------------------------------------
City (TEXT 9130)


MN                           55479
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)    Zip Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
Consolidated Reports of Condition and Income for                       Page i
A Bank With Domestic Offices Only                                         2
--------------------------------------------------------------------------------
Table of Contents


Signature Page                                           Cover

Report of Income
Schedule RI - Income Statement                           RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital                RI-4
Schedule RI-B - Charge-offs and Recoveries on
  Loans and Leases and Changes in Allowance
  for Loan and Lease Losses                              RI-4, 5
Schedule RI-D - Income from
  International Operations                               RI-6
Schedule RI-E -Explanations                              RI-6, 7


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 35.5 hours per respondent and is estimated to vary from 14 to 500 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition
Schedule RC - Balance Sheet                                  RC-1, 2
Schedule RC-A - Cash and Balances Due From Depository
 Institutions                                                RC-3
Schedule RC-B - Securities                                   RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivables:
 Part I. Loans and Leases                                    RC-6, 7
 Part II. Loans to Small Businesses and
 Small Farms (to be completed for
 the June report only; not included in the forms
 for the September and December                              RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities
 (to be completed only by selected b:                        RC-8
Schedule RC-E - Deposit Liabilities                          RC-9, 10
Schedule RC-F - Other Assets                                 RC-11
Schedule RC-G - Other Liabilities                            RC-11
Schedule RC-H - Selected Balance Sheet Items for
 Domestic Offices                                            RC-12
Schedule RC-I - Assets and Liabilities                       RC-12
Schedule RC-K - Quarterly Averages                           RC-13
Schedule RC-L - Derivatives and Off-Balance Sheet Items      RC-14, 15
Schedule RC-M - Memoranda                                    RC-16
Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and
 Other Assets                                                RC-17, 18
Schedule RC-O - Other Data for Deposit
  Insurance and FICO Assessments                             RC-19, 20
Schedule RC-R - Regulatory Capital                           RC-21, 22, 23, 24
Schedule RC-S - Securitization and Asset Sales Activities    RC-25, 26, 27,27a
Schedule RC-T - Fiduciary and Related Services
 (to be completed beginning December 31,                     RC-28, 29, 30
Optional Narrative Statement Concerning the Amounts
Reported in the Reports of Condition and Income              RC-31


Special Report (to be completed by all banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
-----------------------------------------------                       RI-1
Legal Title of Bank
Minneapolis
-----------------------------------------------
City                                                                  3
MN                                     55479
-----------------------------------------------
State                                Zip Code

FDIC Certificate Number - 05208

Consolidated Report of Income
for the period January 1, 2001 - March 31, 2001

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                                  Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1.  Interest Income:
  a.  Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate                                                      4011      246,809 1.a.1.a
          (b) Loans to finance agricultural production and other loans to farmers               4024        6,375 1.a.1.b
          (c) Commercial and industrial loans                                                   4012      126,702 1.a.1.c
          (d) Loans to individuals for household, family, and
              other personal expenditures:
              (1) Credit cards                                                                  B485       47,886 1.a.1.d.1
              (2) Other (includes single payment, installment, all student loans, and revolving
                  credit plans other than credit cards)                                         B486       33,965 1.a.1.d.2
          (e) Loans to foreign governments and official institutions                            4056            0 1.a.1.e
          (f) All other loans in domestic offices                                               B487       37,859 1.a.1.f
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                         4059          121 1.a.2
      (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))      4010      499,717 1.a.3
  b.  Income from lease financing receivables                                                   4065       35,865 1.b
       c. Interest income on balances due from depository institutions: (1)                     4115          391 1.c
       d. Interest and dividend income on securities:
          (1) U.S. Treasury securities and U.S. Government agency obligations (excluding
              mortgage-backed securities)                                                       B488       6,143  1.d.1
          (2) Mortgage-backed securities                                                        B489      17,514  1.d.2
          (3) All other securities (includes securities issued
              by states and political subdivisions in the U.S.)                                 4060       9,964  1.d.3
       e. Interest income from trading assets                                                   4069          74  1.e
       f. Interest income on federal funds sold and securities purchased
          under agreements to resell                                                            4020     268,918  1.f
       g. Other interest income                                                                 4518       5,095  1.g
       h. Total interest income (sum of items 1.a.(3) through 1.g)                              4107     843,681  1.h
2. Interest expense:
       a. Interest on deposits:
          (1) Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts, and
                  telephone and preauthorized transfer accounts)                                4508       1,538  2.a.1.a
              (b) Nontransaction accounts:
                  (1) Savings deposits (includes MMDAs)                                         0093      66,246  2.a.1.b.1
                  (2) Time deposits of $100,000 or more                                         A517       4,800  2.a.1.b.2
                  (3) Time deposits of less than $100,000                                       A518      27,145  2.a.1.b.3
          (2) Interest on deposits in foreign offices, Edge and agreement subsidiaries,
                and IBFs                                                                        4172     121,495  2.a.2
       b. Expense of federal funds purchased and securities sold under agreements to repurchase 4180     165,349  2.b
       c. Interest on trading liabilities and other borrowed money                              4185      95,549  2.c

---------
(1) Includes interest income on time certificates of deposits not held for trading.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------------------                           RI-2
Legal Title of Bank

FDIC Certificate Number - 05208                                          4

Schedule RI--Continued


                                                                             Year-to-date
                                                                             ------------
                                          Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------
2. Interest expense (continued):
    d. Interest on subordinated notes and debentures                    4200           0                2.d
    e. Total interest expense (sum of items 2.a through 2.d)            4073     482,122                2.e
3. Net interest income (item 1.h minus 2.e)                                              4074   361,559 3
4. Provision for loan and lease losses                                                   4230    21,038 4
5. Noninterest income:
    a. Income from fiduciary activities (1)                             4070      77,756                5.a
    b. Service charges on deposit accounts in domestic offices          4080      30,240                5.b
    c. Trading revenue (2)                                              A220       1,793                5.c
    d. Investment banking, advisory, brokerage, and underwriting fees
       and commissions                                                  B490       7,236                5.d
    e. Venture capital revenue                                          B491           0                5.e
    f. Net servicing fees                                               B492           0                5.f
    g. Net securitization income                                        B493           0                5.g
    h. Insurance commissions and fees                                   B494       7,025                5.h
    i. Net gains (losses) on sales of loans and leases                  5416           0                5.i
    j. Net gains (losses) on sales of other real-estate owned           5415        (309)               5.j
    k. Net gains (losses) on sales of other assets (excluding           B496         238                5.k
       securities)
       l. Other noninterest income*                                     B497      76,452                5.l
       m. Total noninterest income (sum of items 5.a through 5.l)                        4079   200,431 5.m
6.  a. Realized gains (losses) on held-to-maturity securities                            3521         0 6.a
    b. Realized gains (losses) on available-for-sale securities                          3196     2,023 6.b
7. Noninterest expense:
    a. Salaries and employee benefits                                   4135     123,147                7.a
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) 4217      25,250                7.b
    c. Amortization expense of intangible assets (including goodwill)   4531       2,858                7.c
    d. Other noninterest expense *                                      4092     184,798                7.d
    e. Total noninterest expense (sum of items 7.a through 7.d)                          4093   336,053 7.e
8.  Income (loss) before income taxes and extraordinary
    items, and other adjustments (item 3 plus or minus items 4, 5.m,
    6.a, 6.b, and 7.e)                                                                   4301   206,922 8
9.  Applicable income taxes (on item 8)                                                  4302   76,565  9
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus item 9)                                                                4300  130,357  10
11. Extraordinary items and other adjustments, net of income taxes *                     4320        0  11
12. Net income (loss) (sum of items 10 and 11)                                           4340  130,357  12

-----------
* Describe on Schedule RI-E - Explanations.
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
--------------------------------------------                          RI-3
Legal Title of Bank

FDIC Certificate Number - 05208                                          5

Schedule RI--Continued


                                                                                                          Year-to-Date
                                                                                                          ------------
Memoranda                                                               Dollar Amounts in Thousands  RIAD Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes                           4513        127      M.1
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8)                                                                8431        881      M.2
3.  Income on tax-exempt loans and leases to states and political subdivisions in
    the U.S. (included in Schedule RI, items 1.a and 1.b)                                            4313        369      M.3
4.  Income on tax-exempt securities issued by states and political subdivisions in the U.S.
     (included in Schedule RI, item 1.d.(3))                                                         4507      3,478      M.4
5.  Number of full-time equivalent employees at end of current period (round to                              Number
    nearest whole number)                                                                            4150      7,228      M.5
6.  Not applicable
7.  If the reporting bank has restated its balance sheet as a result of applying push down             CCYY / MM / DD
    accounting this calendar year, report the date of the bank's acquisition (1)                     9106        N/A      M.7
8.  Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule
    RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):
                                                                                                     RIAD Bil  Mil  Thou
                                                                                                     -------------------
    a. Interest rate exposures                                                                       8757        720      M.8.a
    b. Foreign exchange exposures                                                                    8758      1,073      M.8.b
    c. Equity security and index exposures                                                           8759          0      M.8.c
    d. Commodity and other exposures                                                                 8760          0      M.8.d


9.  Impact on income of derivatives held for purposes other than trading:                            RIAD Bil  Mil  Thou
                                                                                                     -------------------
    a. Net increase (decrease) to interest income                                                    8761          0      M.9.a
    b. Net (increase) decrease to interest expense                                                   8762          0      M.9.b
    c. Other (noninterest) allocations                                                               8763          0      M.9.c
10. Credit losses on derivatives (see instructions)                                                  A251          0      M.10
11. Does the reporting bank have a Subchapter S election in effect for                                   YES / NO
    federal income tax purposes for the current tax year?                                            A530   NO            M.11

-----------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
--------------------------------------------                          RI-4
Legal Title of Bank

FDIC Certificate Number - 05208                                          6

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.


                                                               Dollar Amounts in Thousands    RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Total equity capital most recently reported for the December 31, 2000, Reports
   of Condition and Income (i.e., after adjustments from amended Reports of Income)           3217    3,084,474  1
2. Restatements due to corrections of material accounting errors and changes in
   accounting principles*                                                                     B507            0  2
3. Balance end of previous calendar year as restated (sum of items 1 and 2)                   B508    3,084,474  3
4. Net income (loss) (must equal Schedule RI, item 12)                                        4340      130,357  4
5. Sale, conversion, acquisition, or retirement of capital stock, net
   (excluding treasury stock transactions)                                                    B509            0  5
6. Treasury stock transactions, net                                                           B510            0  6
7. Changes incident to business combinations, net                                             4356       23,496  7
8. LESS: Cash dividends declared on preferred stock                                           4470            0  8
9. LESS: Cash dividends declared on common stock                                              4460            0  9
10. Other comprehensive income (1)                                                            B511       10,970  10
11. Other transactions with parent holding company * (not included in items 5, 6, 8,
    or 9 above)                                                                               4415            0  11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, item 28)                                                                     3210    3,249,297  12

---------
* Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in
               Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases


                                                                               (Column A)          (Column B)
Part I excludes charge-offs and recoveries through                             Charge-offs         Recoveries
the allocated transfer risk reserve.                                        ------------------------------------
                                                                                    Calendar year-to-date
                                                                            -----------------------------------
                                           Dollar Amounts in Thousands      RIAD Bil Mil Thou RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. Construction, land development, and other land loans in domestic
       offices                                                               3582       3     3583          0   1.a
    b. Secured by farmland in domestic offices                               3584       0     3585          0   1.b
    c. Secured by 1-4 family residential properties in domestic offices:
         (1) Revolving, open-end loans secured by 1-4 family residential
             properties and extended under lines of credit                   5411      33     5412         12   1.c.1
         (2) Closed-end loans secured by 1-4 family residential properties   5413     547     5414        180   1.c.2
    d. Secured by multifamily (5 or more) residential properties in
       domestic offices                                                      3588       0     3589          0   1.d
    e. Secured by nonfarm nonresidential properties in domestic offices      3590     381     3591        515   1.e
    f. In foreign offices                                                    B512       0     B513          0   1.f
2.  Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S. depository institutions                  4653       0     4663          0   2.a
    b. To foreign banks                                                      4654       0     4664          0   2.b
3.  Loans to finance agricultural production and other loans to farmers      4655       0     4665        310   3
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                         4645   6,143     4617        318   4.a
    b. To non-U.S. addressees (domicile)                                     4646       0     4618          0   4.b
5.  Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards                                                          B514  16,192     B515        464   5.a
    b. Other (includes single payment, installment, all student loans
       and revolving credit plans other than credit cards)                   B516   6,004     B517      3,462   5.b

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------------------                           RI-5
Legal Title of Bank

FDIC Certificate Number - 05208                                          7

Schedule RI-B--Continued


Part I. Continued                                                                   ( Column A )       ( Column B )
                                                                                    Charge-offs         Recoveries
                                                                               -------------------------------------
                                                                                        Calendar year-to-date
                                                                               -------------------------------------
                                                   Dollar Amounts in Thousands RIAD  Bil  Mil Thou RIAD Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------
6.  Loans to foreign governments and official institutions                     4643             0  4627            0  6
7.  All other loans                                                            4644             0  4628           25  7
8.  Lease financing receivables:
    a. To U.S. addressees (domicile)                                           4658             0  4668            0  8.a
    b. To non-U.S. addressees (domicile)                                       4659             0  4669            0  8.b
9.  Total (sum of items 1 through 8)                                           4635        29,303  4605        5,286  9


Memoranda                                                                           ( Column A )       ( Column B )
                                                                                    Charge-offs         Recoveries
                                                                               -------------------------------------
                                                                                        Calendar year-to-date
                                                                               -------------------------------------
                                                   Dollar Amounts in Thousands RIAD  Bil  Mil Thou RIAD Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------
1.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above                                5409             0  5410            0  M.1
2.  Loans secured by real estate to non-U.S. addresses (domicile)
    (included in Schedule RI-B, part I, item 1, above):                        4652             0  4662            0  M.2


Part II. Changes in Allowance for Loan and Lease Losses


                                                                     Dollar Amounts in Thousands   RIAD Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------
1.  Balance most recently reported for the December 31, 2000, Reports of Condition
    and Income (i.e., after adjustments from amended Reports of Income)                            B522      259,516  1
2.  Recoveries (must equal part I, item 9, column B above)                                         4605        5,286  2
3.  LESS: Charge-offs (must equal part I, item 9, column A above)                                  4635       29,303  3
4.  Provision for loan and lease losses (must equal Schedule RI, item 4)                           4230       21,038  4
5.  Adjustments * (see instructions for this schedule)                                             4815       20,943  5
6.  Balance end of current period (sum of items 1 through 5)
    (must equal Schedule RC, item 4.c)                                                             3123      277,480  6

--------
* Describe on Schedule RI-E - Explanations.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
--------------------------------------------                          RI-6
Legal Title of Bank

FDIC Certificate Number - 05208                                            8

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.


                                                                                                          Year-to-Date
                                                                                                         --------------
                                                                      Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense attributable to international operations:
    a. Gross interest income                                                                       B523            N/A  1.a
    b. Gross interest expense                                                                      B524            N/A  1.b
2.  Net interest income attributable to international operations (item 1.a minus 1.b)              B525            N/A  2.
3.  Noninterest income and expense attributable to international operations:
    a. Noninterest income attributable to international operations                                 4097            N/A  3.a
    b. Provision for loan and lease losses attributable to international operations                4235            N/A  3.b
    c. Other noninterest expense attributable to international operations                          4239            N/A  3.c
    d. Net noninterest income (expense) attributable to international operations (item 3.a minus
        3.b and 3.c)                                                                               4843            N/A  3.d
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 2 and 3.d)                                                             4844            N/A  4
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs                                     4845            N/A  5
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5)                                                               4846            N/A  6
7. Income taxes attributable to income from international operations as estimated in item 6        4797            N/A  7
8. Estimated net income attributable to international operations (item 6 minus 7)                  4341            N/A  8

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
--------------------------------------------                          RI-7
Legal Title of Bank

FDIC Certificate Number - 05208                                            9

Schedule RI-E--Explanations
Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                               Year-to-Date
                                                                                                             ---------------
                                                                  Dollar Amounts in Thousands         RIAD   Bil   Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1.    Other noninterest income (from Schedule RI, item 5.l)
      Itemize and describe the three largest amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
              TEXT
      a. C013 Income and fees from the printing and sale of checks                                    C013                0  1.a
      b. C014 Earnings on/increase in value of cash surrender value of life insurance                 C014                0  1.b
      c. C016 Income and fees from automated teller machines (ATMs)                                   C016                0  1.c
      d. 4042 Rent and other income from other real estate owned                                      4042                0  1.d
      e. C015 Safe deposit box rent                                                                   C015                0  1.e
      f. 4461 Credit card loan fees                                                                   4461           33,125  1.f
      g. 4462 Affiliate service fee                                                                   4462           38,789  1.g
      h. 4463                                                                                         4463                0  1.h
2.    Other noninterest expense (from Schedule RI, item 7.d): Itemize and describe the three largest amounts that exceed 1% of the sum of of
      Schedule RI, items 1.h and 5.m:
              TEXT
      a. C017 Data processing expenses                                                                C017                0  2.a
      b. 0497 Advertising and marketing expenses                                                      0497                0  2.b
      c. 4136 Director's fees                                                                         4136                0  2.c
      d. C018 Printing, stationary, and supplies                                                      C018                0  2.d
      e. 8403 Postage                                                                                 8403                0  2.e
      f. 4141 Legal fees and expenses                                                                 4141                0  2.f
      g. 4146 FDIC deposit insurance assessments                                                      4146                0  2.g
      h. 4464 Affiliate expense allocation                                                            4464           90,106  2.h
      I. 4467                                                                                         4467                0  2.I
      j. 4468                                                                                         4468                0  2.j
3.    Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
              TEXT
a.   (1) 6373 Effect of adopting FAS 133, "Accounting for Derivative Instruments and Hedging
         Activities"                                                                                  6373                0  3.a.1
     (2) Applicable income tax effect                                                                 4486                0  3.a.2
b.   (1) 4487                                                                                         4487                0  3.b.1
     (2) Applicable income tax effect                                                                 4488                0  3.b.2
c.   (1) 4489                                                                                         4489                0  3.c.1
     (2) Applicable income tax effect                                                                 4491                0  3.c.2

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
--------------------------------------------                          RI-8
Legal Title of Bank

FDIC Certificate Number - 05208                                       10

Schedule RI-E--Continued


                                                                                                   Year-to-Date
                                                                                                  --------------
                                                             Dollar Amounts in Thousands   RIAD   Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
              TEXT
   a.  B526                                                                                B526               0  4.a
   b.  B527                                                                                B527               0  4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
              TEXT
   a.  4498                                                                                4498               0  5.a
   b.  4499                                                                                4499               0  5.b
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
              TEXT
   a.  4521 Credit card securitizations                                                     4521         19,973  6.a
   b.  4522 Loan purchase                                                                   4522            970  6.b
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant
   items affecting the Report of Income):    RIAD
   X = NO COMMENT - Y = COMMENT              4769   X
   Other explanations (please type or print clearly):
              TEXT ( 70 characters per line )

       4769
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------
            -----------------------------------------------------------------

 Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
--------------------------------------------                           RC-1
 Legal Title of Bank
 Minneapolis
--------------------------------------------
 City                                                                      11
 MN                               55479
--------------------------------------------
 State                            Zip Code

FDIC Certificate Number - 05208

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                 Dollar Amounts in Thousands RCFD   Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                0081       1,836,044  1.a
    b. Interest-bearing balances (2)                                                         0071          12,288  1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                             1754              0  2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                           1773      2,007,473  2.b
 3. Federal funds sold and securities purchased under agreements to resell                    1350     16,566,668  3
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                         5369      9,715,194  4.a
    b. Loans and leases, net of unearned income                          B528     17,706,259                       4.b
    c. LESS: Allowance for loan and lease losses                         3123        277,480                       4.c
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)            B529     17,428,779  4.d
 5. Trading assets (from Schedule RC-D)                                                       3545         24,172  5
 6. Premises and fixed assets (including capitalized leases)                                  2145        162,321  6
 7. Other real estate owned (from Schedule RC-M)                                              2150          5,153  7
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)  2130              0  8
 9. Customers' liability to this bank on acceptances outstanding                              2155          3,621  9
10. Intangible assets
    a. Goodwill                                                                               3163        144,894  10.a
    b. Other intangible assets (from Schedule RC-M)                                           0426          2,960  10.b
11. Other assets (from Schedule RC-F)                                                         2160      1,062,471  11
12. Total assets (sum of items 1 through 11)                                                  2170     48,972,038  12

-------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Wells Fargo Bank Minnesota, N.A.                                       FFIEC 031
--------------------------------------------                           RC-2
Legal Title of Bank

FDIC Certificate Number - 05208                                               12

Schedule RC--Continued


                                                              Dollar Amounts in Thousands             Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               RCON
       part I)                                                                                 2200         20,512,275 13.a
       (1) Noninterest-bearing (1)                                            6631 11,327,587                          13.a.1
       (2) Interest-bearing                                                   6636  9,184,688                          13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                           RCFN
       (from Schedule RC-E, part II)                                                           2200          7,422,159 13.b
       (1) Noninterest-bearing                                                6631     13,469                          13.b.1
       (2) Interest-bearing                                                   6636  7,408,690  RCFD                    13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase                 2800         10,285,656 14
15. Trading liabilities (from Schedule RC-D)                                                   3548             39,084 15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M):                                            3190          6,242,232 16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                   2920              3,621 18
19. Subordinated notes and debentures(2)                                                       3200                  0 19
20. Other liabilities (from Schedule RC-G)                                                     2930          1,217,714 20
21. Total liabilities (sum of items 13 through 20)                                             2948         45,722,741 21
22. Minority interest in consolidated subsidiaries                                             3000                  0 22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                              3838                  0 23
24. Common stock                                                                               3230            100,000 24
25. Surplus (exclude all surplus related to preferred stock)                                   3839          1,658,434 25
26. a. Retained earnings                                                                       3632          1,455,881 26.a
    b. Accumulated other comprehensive income (3)                                              B530             34,982 26.b
27. Other equity capital components (4)                                                        A130                  0 27
28. Total equity capital (sum of items 23 through 27)                                          3210          3,249,297 28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)     3300         48,972,038 29

Memorandum
 To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing
    work performed for the bank by independent external                                        RCFD            Number
    auditors as of any date during 2000                                                        6724                 2  M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6 = Review of the bank's financial statements by external auditors
7 = Compilation of the bank's financial statements by external auditors
8 = Other audit procedures (excluding tax preparation work)
9 = No external audit work

--------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
---------------------------------------                               RC-3
Legal Title of Bank

FDIC Certificate Number - 05208                                         13

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                   (Column A)             (Column B)
                                                                                  Consolidated             Domestic
                                                 Dollar Amounts in Thousands          Bank                  Offices
---------------------------------------------------------------------------------------------------------------------------
                                                                              RCFD Bil  Mil   Thou     RCON Bil   Mil Thou
1. Cash items in process of collection, unposted debits, and currency and
   coin                                                                       0022     1,638,992                           1
   a. Cash items in process of collection and unposted debits                                          0020    1,527,519   1.a
   b. Currency and coin                                                                                0080      111,473   1.b
2. Balance due from depository institutions in the U.S.                                                0082      189,180   2
   a. U.S. branches and agencies of foreign banks (including their IBFs)      0083             0                           2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs)                                      0085       189,274                           2.b
3. Balances due from banks in foreign countries and foreign central banks     0070        9,5543
   a. Foreign branches of other U.S. banks                                    0073             0                           3.a
   b. Other banks in foreign countries and foreign central banks              0074         9,554                           3.b
4. Balances due from Federal Reserve Banks                                    0090        10,512       0090       10,512   4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b)                                     0010     1,848,332       0010    1,848,238   5

Schedule RC-B--Securities

Exclude assets held for trading.

                                                           Held-to-maturity                  Available-for-sale
                                                         (Column A)        (Column B)        (Column C)          (Column D)
                                                     Amortized Cost        Fair Value      Amortized Cost        Fair Value
                Dollar Amounts in Thousands      RCFD Bil Mil Thou  RCFD Bil  Mil Thou RCFD Bil  Mil Thou RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities                      0211         0     0213          0    1286      315,476  1287      327,397  1
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies (1)     1289         0     1290          0    1291          668  1293          729  2.a
   b. Issued by U.S. Government-sponsored
      agencies (2)                               1294         0     1295          0    1297       70,195  1298       72,117  2.b
3. Securities issued by states and
   political subdivisions in the U.S.            8496         0     8497          0    8498      199,299  8499      210,731  3

----------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Wells Fargo Bank Minnesota, N.A.                                  FFIEC 031
---------------------------------------                           RC-4
Legal Title of Bank

FDIC Certificate Number - 05208                                      14

Schedule RC-B--Continued

                                                            Held-to-maturity                    Available-for-sale
                                                        (Column A)            (Column B)      (Column C)          (Column D)
                     Dollar Amounts in Thousands      Amortized Cost          Fair Value    Amortized Cost        Fair Value
----------------------------------------------------------------------------------------------------------------------------
                                                   RCFD Bil Mil Thou RCFD Bil  Mil  Thou RCFD Bil Mil Thou RCFD Bil Mil Thou
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
        (1) Guaranteed by GNMA                     1698          0   1699            0   1701     301,196  1702      305,096  4.a.1
        (2) Issued by FNMA and FHLMC               1703          0   1705            0   1706     664,774  1707      681,023  4.a.2
        (3) Other pass-through securities          1709          0   1710            0   1711           0  1713            0  4.a.3
     b. Other mortgage-backed securities (include
        CMOs, REMICs and stripped MBS):
        (1) Issued or guaranteed by FNMA,
            FHLMC, or GNMA                         1714          0   1715            0   1716       6,057  1717        6,119  4.b.1
        (2) Collateralized by MBS issued or
            guaranteed by FNMA, FHLMC, or
            GNMA                                   1718          0   1719            0   1731         504  1732          503  4.b.2
        (3) All other mortgage-backed
            securities                             1733          0   1734            0   1735      15,653  1736       16,661  4.b.3
5. Asset-backed securities (ABS):
     a. Credit card receivables                    B838          0   B839            0   B840           0  B841            0  5.a
     b. Home equity lines                          B842          0   B843            0   B844           0  B845            0  5.b
     c. Automobile loans                           B846          0   B847            0   B848           0  B849            0  5.c
     d. Other consumer loans                       B850          0   B851            0   B852       6,267  B853        6,604  5.d
     e. Commercial and industrial loans            B854          0   B855            0   B856       1,364  B857        1,438  5.e
     f. Other                                      B858          0   B859            0   B860           0  B861            0  5.f
6. Other debt securities:
     a. Other domestic debt securities             1737          0   1738            0   1739     337,210  1741      350,032  6.a
     b. Foreign debt securities                    1742          0   1743            0   1744           0  1746            0  6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1)                                                  A510      31,136  A511       29,023  7
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)                                       1754          0   1771            0   1772   1,949,799  1773    2,007,473  8

----------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

Wells Fargo Bank Minnesota, N.A.                                    FFIEC 031
---------------------------------------                               RC-5
Legal Title of Bank

FDIC Certificate Number - 05208                                        15

Schedule RC-B--Continued


 Memoranda                                                            Dollar Amounts in Thousands        RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Pledged securities (1)                                                                                 0416    312,219   M.1
2. Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
      mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,4)
     (1) Three months or less                                                                             A549      5,562   M.2.a.1
     (2) Over three months through 12 months                                                              A550    190,558   M.2.a.2

     (3) Over one year through three years                                                                A551    204,522   M.2.a.3

     (4) Over three years through five years                                                              A552    103,895   M.2.a.4

     (5) Over five years through 15 years                                                                 A553    336,745   M.2.a.5

     (6) Over 15 years                                                                                    A554    127,766   M.2.a.6

   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
     (1) Three months or less                                                                             A555      9,211   M.2.b.1
     (2) Over three months through 12 months                                                              A556     24,536   M.2.b.2
     (3) Over one year through three years                                                                A557      1,485   M.2.b.3

     (4) Over three years through five years                                                              A558      7,770   M.2.b.4

     (5) Over five years through 15 years                                                                 A559     23,067   M.2.b.5

     (6) Over 15 years                                                                                    A560    920,050   M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
     (1) Three years or less                                                                              A561      3,787   M.2.c.1
     (2) Over three years                                                                                 A562     19,496   M.2.c.2

   d. Debt securities with a REMAINING MATURITY of one
      year or less (included in Memorandum items 2.a through 2.c above)                                   A248    196,289   M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer)                                                                                   1778          0   M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost                                                                                      8782          0   M.4.a
   b. Fair value                                                                                          8783          0   M.4.b

----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Wells Fargo Bank Minnesota, N.A.                                  FFIEC 031
---------------------------------------                             RC-6
Legal Title of Bank

FDIC Certificate Number - 05208                                      16

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                                                 (Column A)           (Column B)
                                                                                Consolidated           Domestic
                                                                                    Bank               Offices
                                                                             --------------------------------------
                                              Dollar Amounts in Thousands    RCFD Bil Mil Thou    RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
   1. Loans secured by real estate                                           1410   14,106,650                        1
      a. Construction, land development, and other land loans                                     1415     109,875    1.a
      b. Secured by farmland (including farm residential and other
         improvements)                                                                            1420     110,099    1.b
      c. Secured by 1-4 family residential properties:
          (1) Revolving, open-end loans secured by 1-4 family residential
              properties and extended under lines of credit                                       1797   1,049,904    1.c.1
          (2) Closed-end loans secured by 1-4 family residential properties:
              (a) Secured by first liens                                                          5367  10,941,693    1.c.2.a
              (b) Secured by junior liens                                                         5368   1,116,733    1.c.2.b
      d. Secured by multifamily (5 or more) residential properties                                1460      86,893    1.d
      e. Secured by nonfarm nonresidential properties                                             1480     691,453    1.e
   2. Loans to depository institutions and acceptances of other banks:
      a. To commercial banks in the U.S.                                                          B531   2,728,937    2.a
         (1) To U.S. branches and agencies of foreign banks                  B532            0                        2.a.1
         (2) To other commercial banks in the U.S.                           B533    2,729,077                        2.a.2
      b. To other depository institutions in the U.S.                        B534          220    B534         220    2.b
      c. To banks in foreign countries                                                            B535           0    2.c
         (1) To foreign branches of other U.S. banks                         B536            0                        2.c.1
         (2) To other banks in foreign countries                             B537           24                        2.c.2
   3. Loans to finance agricultural production and other loans to farmers    1590      181,552    1590     181,552    3
   4. Commercial and industrial loans:
      a. To U.S. addressees (domicile)                                       1763    4,639,924    1763   4,639,392    4.a
      b. To non-U.S. addressees (domicile)                                   1764        2,590    1764          76    4.b
   5. Not applicable.
   6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
      a. Credit cards                                                        B538    1,125,286    B538   1,125,286    6.a
      b. Other revolving credit plans                                        B539      362,157    B539     362,157    6.b
      c. Other consumer loans (includes single payment, installment,
         and all student loans                                               2011    1,129,877    2011   1,129,877    6.c
   7. Loans to foreign government and official institutions (including
      foreign central banks)                                                 2081            0    2081           0    7
   8. Obligations (other than securities and leases) of states and political
      subdivisions in the U.S.                                               2107       22,393    2107      22,393    8
   9. Other loans                                                            1563      929,204                        9
      a. Loans for purchasing or carrying securities (secured and unsecured)                      1545     206,104    9.a
      b. All other loans (exclude consumer loans)                                                 1564     723,100    9.b
  10. Lease financing receivables (net of unearned income)                                        2165   2,192,499    10
      a. Of U.S. addressees (domicile)                                       2182    2,192,499                        10.a
      b. Of non-U.S. addressees (domicile)                                   2183            0                        10.b
  11. LESS: Any unearned income on loans reflected in items 1-9 above        2123            0    2123           0    11
  12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
      Schedule RC, item 4.a and 4.b)                                         2122   27,421,453    2122  27,418,243    12

Wells Fargo Bank Minnesota, N.A.                                 FFIEC 031
---------------------------------------                            RC-7
Legal Title of Bank

FDIC Certificate Number - 05208                                     17

Schedule RC-C--Continued

Part I. Continued

Memoranda                                                    Dollar Amounts in Thousands   RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------

1. Loans and Leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for
   household, family, and other personal expenditures)                                     1616              0  M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
      with a remaining maturity or next repricing date of: (1, 2)                          RCON
     (1) Three months or less                                                              A564      9,117,607  M.2.a.1
     (2) Over three months through 12 months                                               A565        740,423  M.2.a.2
     (3) Over one year through three years                                                 A566         41,227  M.2.a.3
     (4) Over three years through five years                                               A567         60,015  M.2.a.4
     (5) Over five years through 15 years                                                  A568        475,875  M.2.a.5
     (6) Over 15 years                                                                     A569        499,732  M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column
      A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I item
      1.c.(2)(a), column B) with a remaining maturity or next repricing date of:
      (1,3)                                                                                RCFD
     (1) Three months or less                                                              A570      8,104,386  M.2.b.1
     (2) Over three months through 12 months                                               A571      2,274,416  M.2.b.2
     (3) Over one year through three  years                                                A572      2,347,267  M.2.b.3
     (4) Over three years through five years                                               A573      1,460,398  M.2.b.4
     (5) Over five years through 15 years                                                  A574      1,340,413  M.2.b.5
     (6) Over 15 years                                                                     A575        776,421  M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
     with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)  A247     15,509,866  M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule RC-C,  part I, items 4 and 9, column A (4)                         2746              0  M.3
4. Adjustable rate closed-end loans secured by first liens on
   1-4 family residential properties in domestic offices                                   RCON
   (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)                          5370      2,561,997  M.4
5. Loans secured by real estate to non-U.S. addresses (domicile) (included in              RCFD
   Schedule RC-C, part I, item 1, column A)                                                B837              0  M.5

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item
     1.c.(2)(a), column B
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C,
     Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Wells Fargo Bank Minnesota, N.A.                                   FFIEC 031
---------------------------------------                            RC-8
Legal Title of Bank

FDIC Certificate Number - 05208                                       18

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.


                                                                Dollar Amounts in Thousands           RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  U.S. Treasury securities in domestic offices                                                      3531             0   1
2.  U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities)                                                                                3532             0   2
3.  Securities issued by states and political subdivisions in the U.S. in domestic offices            3533             0   3
4.  Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                           3534         3,691   4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)                                                       3535             0   4.b
    c. All other mortgage-backed securities                                                           3536             0   4.c
5.  Other debt securities in domestic offices                                                         3537             0   5
6.  - 8. Not applicable
9.  Other trading assets in domestic offices                                                          3541             0   9
                                                                                                      RCFN
10. Trading assets in foreign offices                                                                 3542             0  10
11. Revaluation gains on interest rate, foreign exchange rate,
    and other commodity and equity contracts:                                                         RCON
    a. In domestic offices                                                                            3543        20,481  11.a
                                                                                                      RCFN
    b. In foreign offices                                                                             3543             0  11.b
                                                                                                      RCFD
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                 3545        24,172  12
LIABILITIES                                                                                            RCFD Bil Mil Thou
13. Liability for short positions                                                                     3546             0  13
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts                                                                                         3547        39,084  14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)              3548        39,084  15

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-9
Legal Title of Bank

FDIC Certificate Number - 05208                                         19

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                Nontransaction
                                                                     Transaction Accounts           Accounts

                                                                (Column A)       (Column B)        (Column C)
                                                                  Total         Memo: Total          Total
                                                               transaction        demand         nontransaction
                                                                accounts         deposits           accounts
                                                            (including total   (included in       (including
                                                            demand deposits)     column A)           MMDAs)
                            Dollar Amounts in Thousands   RCON Bil Mil Thou  RCON Bil Mil Thou  RCON Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations
   (include all certified and official checks)             B549     2,042,070                   B550  18,046,893  1
2. U.S. Government                                         2202         9,907                   2520           0  2
3. States and political subdivisions in the U.S.           2203        80,583                   2530     208,993  3
4. Commercial banks and other depository
   institutions in the U.S.                                B551       115,813                   B552           0  4
5. Banks in foreign countries                              2213         8,016                   2236           0  5
6. Foreign governments, and official institutions
   (including foreign central banks)                       2216             0                   2377           0  6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                              2215     2,256,389  2210  2,052,411  2385  18,255,886  7
Memoranda                                                      Dollar Amounts in Thousands       RCON   Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                         6835         531,620  M.1.a
   b. Total brokered deposits                                                                     2365               0  M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000                                           2343               0  M.1.c.1
      (2)Issued either in denominations of $100,000 or in denominations greater
        than $100,000 and participated out by the broker in shares of $100,000 or less            2344               0  M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)                A243               0  M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)                    A244               0  M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collaterlized as required under state law)
      (to be completed for the December report only)                                              5590             N/A  M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                   6810       4,529,385  M.2.a.1
      (2) Other savings deposits (excludes MMDAs)                                                 0352      11,429,029  M.2.a.2
   b. Total time deposits of less than $100,000                                                   6648       1,979,881  M.2.b
   c. Total time deposits of $100,000 or more                                                     2604         317,591  M.2.c

Wells Fargo Bank Minnesota, N.A.                                    FFIEC 031
---------------------------------------                             RC-10
Legal Title of Bank

FDIC Certificate Number - 05208                                        20

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)                                                  Dollar Amounts in Thousands     RCON  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
      (1) Three months or less                                                                          A579      493,612  M.3.a.1
      (2) Over three months through 12 months                                                           A580      759,719  M.3.a.2
      (3) Over one year through three years                                                             A581      591,938  M.3.a.3
      (4) Over three years                                                                              A582      134,612  M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY
      of one year or less (included in Memorandum items 3.a.(1) through 3.a.(4)above)(3)                A241    1,253,331  M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
      (1) Three months or less                                                                          A584      115,930  M.4.a.1
      (2) Over three months through 12 months                                                           A585      116,841  M.4.a.2
      (3) Over one year through three years                                                             A586       54,833  M.4.a.3
      (4) Over three years                                                                              A587       29,987  M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY
      of one year or less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3)               A242      232,771  M.4.b

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

 Part II. Deposits in Foreign Offices (including Edge and
 Agreement subsidiaries and IBFs)


                                                                Dollar Amounts in Thousands       RCFN Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)         B553   2,449,927     1
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
   depository institutions                                                                         B554   4,969,118     2
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)     2625       3,114     3
4. Foreign governments and official institutions (including foreign central banks)                 2650           0     4
5. U.S. Government and states and political subdivisions in the U.S.                               B555           0     5
6. Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b)                           2200   7,422,159     6
Memorandum Dollar Amounts in Thousands                                                            RCFN Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less
   (included in Part II, item 6 above)                                                             A245   7,408,690     M.1

Wells Fargo Bank Minnesota, N.A.                                 FFIEC 031
---------------------------------------                          RC-11
Legal Title of Bank

FDIC Certificate Number - 05208                                     21

Schedule RC-F--Other Assets


                                                           Dollar Amounts in Thousands  RCFD Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------
1. Accrued interest receivable (1)                                                       B556        197,526   1
2. Net deferred tax assets (2)                                                           2148              0   2
3. Interest-only strips receivable (not in the form of a security) (3) on:
   a. Mortgage loans                                                                     A519              0   3.a
   b. Other financial assets                                                             A520              0   3.b
4. Equity securities that DO NOT have readily determinable fair values (4)               1752        323,832   4
5. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this
   item)                                                                                 2168        541,113   5
              TEXT
     a.   2166  Prepaid expenses                                   2166              0                          5.a
     b.   C009  Cash surrender value of life insurance             C009        241,672                          5.b
     c.   1578  Repossessed personal property (including vehicles) 1578              0                          5.c
     d.   C010  Deriviatives with a positive fair value held for
                purposes other than trading                        C010              0                          5.d
     e.   3549                                                     3549              0                          5.e
     f.   3550                                                     3550              0                          5.f
     g.   3551                                                     3551              0                          5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                    2160      1,062,471    6

Schedule RC-G--Other Liabilities


                                                                Dollar Amounts in Thousands RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5)                           3645     58,665   1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes                        RCFD
      payable)                                                                                 3646    784,082   1.b
2. Net deferred tax liabilities (2)                                                            3049    341,275   2
3. Allowance for credit losses on off-balance sheet credit exposures                           B557          0   3
4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this
   item)                                                                                       2938     33,692   4
              TEXT

     a.  3066 Accounts payable                                      3066          0   4.a
     b.  C011 Deferred compensation liabilities                     C011          0   4.b
     c.  2932 Dividends declared but not yet payable                2932          0   4.c
     d.  C012 Derivatives with a negative fair value held for
              purposes other than trading                           C012          0   4.d
     e.  3552                                                       3552          0   4.e
     f.  3553                                                       3553          0   4.f
     g.  3554                                                       3554          0   4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                          2930  1,217,714   5

----------
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock
(5)  For savings banks, includes "dividends" accrued and unpaid on deposits.

Wells Fargo Bank Minnesota, N.A.                                FFIEC 031
---------------------------------------                         RC-12
Legal Title of Bank

FDIC Certificate Number - 05208                                    22

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices


                                                                                                 Domestic
                                                                                                  Offices
                                                                                           -------------------
                                                             Dollar Amounts in Thousands   RCON Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding                             2155              0  1
2. Bank's liability on acceptances executed and outstanding                                 2920              0  2
3. Federal funds sold and securities purchased under agreements to resell                   1350     16,566,668  3
4. Federal funds purchased and securities sold under agreements to repurchase               2800     10,285,656  4
5. Other borrowed money                                                                     3190      6,231,824  5
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs              2163            N/A  6
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs                2941      7,512,550  7
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
   and IBFs)                                                                                2192     48,951,568  8
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFs                                                                   3129     38,189,721  9
In items 10-17 report the amortized (historical) cost of both held-to-maturity
and available-for-sale securities in domestic offices.                                         RCON Bil  Mil Thou
10. U.S. Treasury securities                                                                1039        315,476  10
11. U.S. Government agency obligations (exclude mortgage-backed securities)                 1041         70,863  11
12. Securities issued by states and political subdivisions in the U.S.                      1042        199,299  12
13. Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                    1043        965,970  13.a.1
        (2) Other pass-through securities                                                   1044              0  13.a.2
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                    1209          6,057  13.b.1
        (2) All other mortgage-backed securities                                            1280         16,157  13.b.2
14. Other domestic debt securities (include domestic asset-backed securities)               1281        344,841  14
15. Foreign debt securities (include foreign asset-backed securities)                       1282              0  15
16. Investments in mutual funds and other equity securities with readily determinable
    fair values                                                                             A510         31,136  16
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
    secutities (sum of items 10 through 16)                                                 1374      1,949,799  17
18. Equity securities that do not have readily determinable fair values                     1752        323,832  18

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                              Dollar Amounts in Thousands   RCFN Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)            2133             0   1
2. Total IBF liabilities (component of Schedule RC, item 21)                                2898             0   2

Wells Fargo Bank Minnesota, N.A.                                FFIEC 031
---------------------------------------                         RC-13
Legal Title of Bank

FDIC Certificate Number - 05208                                    23

Schedule RC-K--Quarterly Averages (1)

                                                              Dollar Amounts in Thousands     RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------
ASSETS
1.  Interest-bearing balances due from depository institutions                                 3381      29,637   1
2.  U.S. Treasury securities and U.S. Government agency obligations (2)
    (excluding mortgage-backed securities)                                                     B558     401,234   2
3.  Mortgage-backed securities (2)                                                             B559     994,436   3
4.  All other securities (2, 3)(includes securities issued by states and political
    subdivisions in the U.S.)                                                                  B560     460,591   4
5.  Federal funds sold and securities purchased under agreements to resell                     3365  18,812,557   5
6.  Loans:
    a. Loans in domestic offices:                                                              RCON
       (1) Total loans                                                                         3360  25,498,931   6.a.1
       (2) Loans secured by real estate                                                        3385  14,119,545   6.a.2
       (3) Loans to finance agricultural production and other loans to farmers                 3386     177,912   6.a.3
       (4) Commercial and industrial loans                                                     3387   5,182,273   6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures:
           (a) Credit cards                                                                    B561   1,137,642   6.a.5.a
           (b) Other (includes single payment, installment, all student loans, and revolving
               credit plans other than credit cards)                                           B562   1,707,040   6.a.5.b
                                                                                               RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs               3360       4,239   6.b
                                                                                               RCFD
7.  Trading assets                                                                             3401       3,894   7
8.  Lease financing receivables (net of unearned income)                                       3484   2,169,918   8
9.  Total assets(4)                                                                            3368  51,358,157   9
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,             RCON
    and telephone and preauthorized transfer accounts) (exclude demand deposits)               3485     250,604   10
11. Nontransaction accounts in domestic offices:
    a. Savings deposits (includes MMDAs)                                                       B563  13,728,713   11.a
    b. Time deposits of $100,000 or more                                                       A514     324,996   11.b
    c. Time deposits of less than $100,000                                                     A529   2,026,108   11.c
                                                                                               RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs    3404   8,581,843   12
                                                                                               RCFD
13. Federal funds purchased and securities sold under agreements to repurchase                 3353  11,806,612   13
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases)                  3355   6,748,439   14

----------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Wells Fargo Bank Minnesota, N.A.                                FFIEC 031
---------------------------------------                         RC-14
Legal Title of Bank

FDIC Certificate Number - 05208                                    24

Schedule RC-L--Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                              Dollar Amounts in Thousands      RCFD Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
1. Unused commitments:
   a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home
      equity lines                                                                              3814    865,785   1.a
   b. Credit card lines                                                                         3815          0   1.b
   c. Commercial real estate, construction, and land development:
      (1) Commitments to fund loans secured by real estate                                      3816     84,743   1.c.1
      (2) Commitments to fund loans not secured by real estate                                  6550          0   1.c.2
   d. Securities underwriting                                                                   3817          0   1.d
   e. Other unused commitments                                                                  3818  2,384,454   1.e
2. Financial standby letters of credit and foreign office guarantees                            3819    346,147   2
   a. Amount of financial standby letters of credit conveyed to others    3820     31,349                         2.a
3. Performance standby letters of credit and foreign office guarantees                          3821    247,036   3.
   a. Amount of performance standby letters of credit conveyed to others  3822      1,631                         3.a
4. Commercial and similar letters of credit                                                     3411     56,205   4
5. To be completed by banks with $100 million or more in total assets:
   Participations in acceptances (as described in the instructions) conveyed
   to others by the reporting bank                                                              3428          0   5
6. Securities lent (including customers' securities lent where the customer is indemnified
   against loss by the reporting bank)                                                          3433  4,546,381   6
7. Notional amount of credit derivatives:
   a. Credit derivatives on which the reporting bank is the guarantor                           A534          0   7.a
   b. Credit derivatives on which the reporting bank is the beneficiary                         A535          0   7.b
8. Spot foreign exchange contracts                                                              8765     45,838    8
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28,
   "Total equity capital")                                                                      3430  5,245,581    9
          TEXT
    a. 3432 Securities borrowed                                           3432  5,245,581                          9.a
    b. 3434 Commitments to purchase when-issued securities                3434          0                          9.b
    c. 3555                                                               3555          0                          9.c
    d. 3556                                                               3556          0                          9.d
    e. 3557                                                               3557          0                          9.e
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe
    each component of this item over 25% Schedule RC item 28., "Total equity capital")          5591          0    10
          TEXT
     a. 3435 Commitments to sell when-issued securities                   3435          0                          10.a
     b. 5592                                                              5592          0                          10.b
     c. 5593                                                              5593          0                          10.c
     d. 5594                                                              5594          0                          10.d
     e. 5595                                                              5595          0                          10.e

Wells Fargo Bank Minnesota, N.A.                                   FFIEC 031
---------------------------------------                            RC-15
Legal Title of Bank

FDIC Certificate Number - 05208                                       25

Schedule RC-L--Continued


               Dollar Amounts in Thousands       (Column A)      (Column B)        (Column C)          (Column D)
                                                  Interest        Foreign            Equity             Commodity
           Derivatives Position Indicators          Rate          Exchange         Derivative           and Other
                                                  Contracts       Contracts         Contracts           Contracts
                                                ---------------------------------------------------------------------
11. Gross amounts (e.g., notional amounts)      Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
    (for each column, sum of items 11.a
    through 11.a must equal sum of items
    12 and 13):                                    RCFD 8693          RCFD 8694          RCFD 8695          RCFD 8696
    a. Futures contracts                                   0                  0                  0                  0    11.a
                                                   RCFD 8697          RCFD 8698          RCFD 8699          RCFD 8700
    b. Forward contracts                                   0            134,225                  0                  0    11.b
    c. Exchange-traded option contracts:           RCFD 8701          RCFD 8702          RCFD 8703          RCFD 8704
       (1) Written options                                 0                  0                  0                  0    11.c.1
                                                   RCFD 8705          RCFD 8706          RCFD 8707          RCFD 8708
       (2) Purchased options                               0                  0                  0                  0    11.c.2
    d. Over-the-counter option contracts:          RCFD 8709          RCFD 8710          RCFD 8711          RCFD 8712
       (1) Written options                           498,208                  0                  0             40,756    11.d.1
                                                   RCFD 8713          RCFD 8714          RCFD 8715          RCFD 8716
       (2) Purchased options                         547,162                  0                  0             40,213    11.d.2
                                                   RCFD 3450          RCFD 3826          RCFD 8719          RCFD 8720
    e. Swaps                                       1,184,162                  0                  0             50,564    11.e
12. Total gross notional amount of                 RCFD A126          RCFD A127          RCFD 8723          RCFD 8724
    derivative contracts held for trading          2,229,532            134,225                  0            131,533    12
13. Total gross notional amount of
    derivative contracts held for                  RCFD 8725          RCFD 8726          RCFD 8727          RCFD 8728
    purposes other than trading                            0                  0                  0                  0    13
    a. Interest rate swaps where the bank          RCFD A589
       has agreed to pay a fixed rate                      0                                                             13.a
14. Gross fair values of derivative contracts:
    a. Contracts held for trading:                 RCFD 8733          RCFD 8734          RCFD 8735          RCFD 8736
       (1) Gross positive fair value                  18,791              1,691                  0             22,200    14.a.1
                                                   RCFD 8737          RCFD 8738          RCFD 8739          RCFD 8740
       (2) Gross negative fair value                  16,570              2,119                  0             20,395    14.a.2
    b. Contracts held for purposes other than
       trading:                                    RCFD 8741          RCFD 8742          RCFD 8743          RCFD 8744
       (1) Gross positive fair value                       0                  0                  0                  0    14.b.1
                                                   RCFD 8745          RCFD 8746          RCFD 8747          RCFD 8748
       (2) Gross negative fair value                       0                  0                  0                  0    14.b.2

Wells Fargo Bank Minnesota, N.A.                              FFIEC 031
---------------------------------------                       RC-16
Legal Title of Bank

FDIC Certificate Number - 05208                                  26

Schedule RC-M--Memoranda

                                                                         Dollar Amounts in Thousands    RCFD Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests                                                         6164            795   1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number
      of total capital as defined for this purpose in agency regulations                 6165      0                          1.b
2. Intangible assets other than goodwill:
   a. Mortgage Servicing Assets                                                                         3164              0   2.a
      (1) Estimated fair value of mortgage servicing assets                              A590      0                          2.a.1
   b. Purchased credit card relationships and nonmortgage servicing assets                              B026              0   2.b
   c. All other identifiable intangible assets                                                          5507          2,960   2.c
   d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)                        0426          2,960   2.d
3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures                                           5372              0   3.a
   b. All other real estate owned:                                                                      RCON
      (1) Construction, land development, and other land loans in domestic offices                      5508              0   3.b.1
      (2) Farmland in domestic offices                                                                  5509             51   3.b.2
      (3) 1-4 family residential properties in domestic offices                                         5510          4,743   3.b.3
      (4) Multifamily (5 or more) residential properties in domestic offices                            5511              0   3.b.4
      (5) Nonfarm nonresidential properties in domestic offices                                         5512            359   3.b.5
                                                                                                        RCFN
      (6) In foreign offices                                                                            5513              0   3.b.6
                                                                                                        RCFD
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                                 2150          5,153   3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures                                           5374              0   4.a
   b. All other investments in unconsolidated subsidiaries and associated companies                     5375              0   4.b
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                                 2130              0   4.c
5. Other borrowed money:
   a. Federal Home Loan Bank advances:
      (1) With a remaining maturity of one year or less                                                 2651      4,778,000   5.a.1
      (2) With a remaining maturity of more than one year through three years                           B565        200,000   5.a.2
      (3) With a remaining maturity of more than three years                                            B566        500,000   5.a.3
   b. Other borrowings:
      (1) With a remaining maturity of one year or less                                                 B571        200,000   5.b.1
      (2) With a remaining maturity of more than one year through  three years                          B567        468,852   5.b.2
      (3) With a remaining maturity of more than three years                                            B568         95,380   5.b.3
   c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)                      3190      6,242,232   5.c

                                                                                                                 YES / NO
6. Does the reporting bank sell private label or third party mutual funds and annuities?                B569        YES       6

                                                                                                        RCFD Bil  Mil  Thou
7. Assets under the reporting bank's management in proprietary mutual funds and annuities               B570              0   7

Wells Fargo Bank Minnesota, N.A.                              FFIEC 031
---------------------------------------                       RC-17
Legal Title of Bank

FDIC Certificate Number - 05208                                  27

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets


                                                                    (Column A)       (Column B)     (Column C)
                                                                     Past due       Past due 90     Nonaccrual
                                                                    30 through 89   days or more
                                                                    days and still    and still
                                                                      accruing         accruing

                                Dollar Amounts in Thousands  RCON Bil  Mil  Thou  RCON Bil  Mil Thou  RCON Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other
      land loans in domestic offices                         2759          8,685  2769         1,869  3492            995     1.a
   b. Secured by farmland in domestic offices                3493          3,024  3494           124  3495              0     1.b
   c. Secured by 1-4 family residential
      properties in domestic offices:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit                     5398          4,375  5399            99  5400              0     1.c.1
      (2) Closed-end loans secured by
          1-4 family residential properties                  5401         14,511  5402          3,461 5403          6,819     1.c.2
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices                         3499          2,439  3500              0 3501              0     1.d
   e. Secured by nonfarm nonresidential properties
      properties in domestic offices                         3502         13,704  3503          1,154 3504              0     1.e
                                                             RCFN                 RCFN                RCFN
   f. In foreign offices                                     B572              0  B573              0 B574              0     1.f
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository                RCFD                 RCFD                RCFD
      institutions                                           5377              0  5378              0 5379              0     2.a
   b. To foreign banks                                       5380              0  5381              0 5382              0     2.b
3. Loans to finance agricultural production and
   other loans to farmers                                    1594         15,110  1597            675 1583              0     3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                          1251         72,590  1252          4,420 1253         68,699     4.a
   b. To non-U.S. addressees (domicile)                      1254              0  1255              0 1256              0     4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards                                           B575         19,382  B576         16,677 B577              0     5.a
   b. Other (includes single payment, installment,
      all student loans, and revolving
      credit plans other than credit cards)                  B578         23,450  B579         11,455 B580            363     5.b
6. Loans to foreign governments and official
   institutions                                              5389              0  5390              0 5391              0     6
7. All other loans                                           5459         10,394  5460            534 5461              0     7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                          1257              0  1258              0 1259        106,397     8.a
   b. Of non-U.S. addressees (domicile)                      1271              0  1272              0 1791              0     8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)           3505              0  3506              0 3507              0     9

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-18
Legal Title of Bank

FDIC Certificate Number - 05208                                         28

Schedule RC-N--Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                    (Column A)    (Column B)      (Column C)
                                                                     Past due     Past due 90     Nonaccrual
                                                                   30 through 89  days or more
                                                                  days and still    and still
                                                                    accruing        accruing
                                                             ----------------------------------------------------------
                                Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government                        5612       11,769  5613        8,390  5614           72    10
    a. Guaranteed portion of loans and leases
       included in item 10 above                             5615       11,611  5616        8,383  5617           67    10.a

                                                                    (Column A)    (Column B)      (Column C)
                                                                     Past due     Past due 90     Nonaccrual
                                                                   30 through 89  days or more
                                                                  days and still    and still
                                                                    accruing        accruing
Memoranda                                                    ----------------------------------------------------------
                                Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,
   Memorandum item 1)                                        1658            0  1659            0  1661            0    M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above                       6558            0  6559            0  6560            0    M.2
3. Loans secured by real estate to non-U.S.
   addresses (domicile) (included in
   Schedule RC-N, item 1, above)                             1248            0  1249            0  1250            0    M.3
4. Not applicable

                                                                    (Column A)    (Column B)
                                                                     Past due     Past due 90
                                                                   30 through     days or more
                                                                     89 days
                                                           ---------------------------------------
                                                             RCFD Bil Mil Thou  RCFD Bil Mil Thou
                                                           ---------------------------------------
5. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   Fair value of amounts carried as assets                   3529            0  3530            0                       M.5


Person to whom questions about the Reports of Condition and Income should be directed:

   Karen B. Martin, Manager - Regulatory Reporting
 -----------------------------------------------------------------
   Name and Title (TEXT 8901)

   karen.b.martin@wellsfargo.com
 -----------------------------------------------------------------
   E-mail Address (TEXT 4086)

   (612) 667-3975
 -----------------------------------------------------------------
   Telephone: Area code/phone number/extension (TEXT 8902)

   (612) 667-3659
 -----------------------------------------------------------------
   FAX: Area code/phone number (TEXT 9116)

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-19
Legal Title of Bank

FDIC Certificate Number - 05208                                         29

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments


                                                                  Dollar Amounts in Thousands  RCON Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits                                                     0030             0    1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits                                  0031           N/A    1.b.1
      (2) Actual amount of unposted debits to time and savings deposits (1)                    0032           N/A    1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits                                                    3510             0    2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits                                 3512           N/A    2.b.1
      (2) Actual amount of unposted credits to time and savings deposits (1)                   3514           N/A    2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
   deposits in domestic offices)                                                               3520             0    3
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
   Puerto Rico and U.S. territories and possessions ( not included in total deposits):
   a. Demand deposits of consolidated subsidiaries                                             2211             0    4.a
   b. Time and savings deposits (1) of consolidated subsidiaries                               2351             0    4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries                     5514             0    4.c
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)                 2229             0    5.a
   b. Time and saving deposits (1) in insured branches (included in Schedule RC-E, Part II)    2383             0    5.b
   c. Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b)                                                    5515             0    5.c
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
      Item 7 column B)                                                                         2314             0    6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part
      I, Item 7, column A or C, but not column B)                                              2315             0    6.b
7. Unamortized premiums and discounts on time and savings deposits: (1,2)
   a. Unamortized premiums                                                                     5516             0    7.a
   b. Unamortized discounts                                                                    5517             0    7.b
8. To be completed by banks with " Oakar deposits ".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other
          FDIC-insured institutions during the quarter                                         A531             0    8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
          attributable to SAIF; SAIF members report deposits attributable to BIF)              A532             0    8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
      and possessions)                                                                         A533             0    8.b

---------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2)  Exclude core deposit intangibles.

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-20
Legal Title of Bank

FDIC Certificate Number - 05208                                         30

Schedule RC-O--Continued

                                                                  Dollar Amounts in Thousands  RCON Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts                                                               5596                 9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices)                                                               8432            0    10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances :
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E
       had been reported on a net basis                                                         8785            0    11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis                                         A181            0    11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E                                             A182            0    11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                          A527            0    12.a
    b. Amount of assets netted against time and savings deposits                                A528            0    12.b

Memoranda (to be completed each quarter except as noted)

                                                                  Dollar Amounts in Thousands  RCON Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
   1.b.(1) must equal Schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:
      (1) Amount of deposit accounts of $100,0000 or less                                      2702     6,524,362    M.1.a 1
      (2) Number of deposit accounts of $100,000 or less                              Number
          (to be completed for the June report only)                        3779         N/A                         M.1.a 2
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000                                     2710    13,987,913    M.1.b 1
                                                                                      Number
      (2) Number of deposit accounts of more than $100,000                  2722             13,688                  M.1.b 2
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at right whether your bank has a method or
      procedure for determining a better estimate of uninsured deposits than the              RCON        YES / NO
      estimate described above                                                                6861           NO      M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits       RCON Bil  Mil Thou
      determined by using your bank's method or procedure                                     5597              0    M.2.b
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
   Call Report or Thrift Financial Report ?
   If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
          Text                                                                                RCON   FDIC Cert No.
     A545                                                                                     A545            N/A    M.3

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-21
Legal Title of Bank

FDIC Certificate Number - 05208                                         31

Schedule RC-R--Regulatory Capital

                                                                  Dollar Amounts in Thousands  RCON Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
 Tier 1 capital
 1. Total equity capital (from Schedule RC, item 28)                                            3210    3,249,297    1
 2. Net unrealized gains (losses) on available-for-sale securities (if a gain, the amount will be deducted from item 1 in the calculation of Tier 1 capital; if a loss, the amount will
    be added to item 1)                                                                         8434       35,756    2
 3. LESS: Net unrealized loss on available-for-sale EQUITY securities                           A221        2,113    3
 4. Accumulated net gains (losses) on cash flow hedges (if a gain, deduct it from item 1 in
    the calculation of Tier 1 capital; if a loss, add it to item 1)                             4336            0    4
 5. LESS: Nonqualifying perpetual preferred stock                                               B588            0    5
 6. Qualifying minority interests in consolidated subsidiaries                                  B589            0    6
 7. LESS: Disallowed goodwill and other disallowed intangible assets                            B590      147,854    7
 8. LESS: Disallowed servicing assets and purchased credit card relationships                   B591            0    8
 9. LESS: Disallowed deferred tax assets                                                        5610            0    9
10. Other additions to (deductions from) Tier 1 capital                                         B592            0    10
11. Tier 1 capital (sum of items 1 through 10)                                                  8274    3,063,574    11

Tier 2 Capital
12. Qualifying subordinated debt and redeemable preferred stock                                 5306            0    12
13. Cumulative perpetual preferred stock includible in Tier 2 capital                           B593            0    13
14. Allowance for loan and lease losses includible in Tier 2 capital                            5310      277,480    14
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital       2221            0    15
16. Other Tier 2 capital components                                                             B594            0    16
17. Tier 2 capital (sum of items 12 through 16)                                                 5311      277,480    17
18. Allowable Tier 2 capital (lesser of item 11 or 17)                                          8275      277,480    18

19. Tier 3 capital allocated for market risk                                                    1395            0    19
20. LESS: Deductions for total risk-based capital                                               B595            0    20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                        3792    3,341,054    21

Total assets for leverage ratio
22. Average total assets (from Schedule RC-K, item 9)                                           3368   51,358,157    22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)        B590      147,854    23
24. LESS: Disallowed servicing assets and purchased credit card relationships
    (from item 8 above)                                                                         B591            0    24
25. LESS: Disallowed deferred tax assets (from item 9 above)                                    5610            0    25
26. LESS: Other deductions from assets for leverage capital purposes                            B596            0    26
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)       A224   51,210,303    27

Adjustments for financial subsidiaries
28. Adjustment to total risk-based capital reported in item 21                                  B503            0    28
29. Adjustment to risk-weighted assets reported in item 62                                      B504            0    29
30. Adjustment to average total assets reported in item 27                                      B505            0    30

Capital Ratios
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                           (Column A)               (Column B)
                                                                                    RCFD  Percentage     RCFD      Percentage
                                                                                    -----------------------------------------

31. Tier 1 leverage ratio (1)                                                       7273       5.98%     7204            5.98%   31
32. Tier 1 risk-based capital ratio (2)                                             7274      11.14%     7206           11.14%   32
33. Total risk-based capital ratio (3)                                              7275      12.15%     7205           12.15%   33

------------
(1) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27 minus
(2) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62 minus
(3) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-22
Legal Title of Bank

FDIC Certificate Number - 05208                                         32

Schedule RC-R--Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).


                                                                    (Column A)        (Column B)
                                                                      Totals           Items Not
                                                                      (from           Subject to
                                                                   Schedule RC)     Risk-Weighting
                                                                   --------------------------------
Balance Sheet Asset Categories                       in Thousands  Bil   Mil  Thou  Bil   Mil  Thou
----------------------------------------------------------------------------------------------------
34. Cash and balances due from depository institutions (Column A        RCFD  0010
    equals the sum of Schedule RC, items 1.a and 1.b)                    1,848,332
                                                                        RCFD  1754       RCFD  B603
35. Held-to-maturity securities                                                  0                0
                                                                        RCFD  1773       RCFD  B608
36. Available-for-sale securities                                        2,007,473           57,674
37. Federal funds sold and securities purchased under                   RCFD  1350
    agreements to resell                                                16,566,668
                                                                        RCFD  5369       RCFD  B617
38. Loans and leases held for sale                                       9,715,194                0
                                                                        RCFD  B528       RCFD  B622
39. Loans and leases, net of unearned income (1)                        17,706,259                0
                                                                        RCFD  3123       RCFD  3123
40. LESS: Allowance for loan and lease losses                              277,480          277,480
                                                                        RCFD  3545       RCFD  B627
41. Trading assets                                                          24,172           20,481
                                                                        RCFD  B639       RCFD  B640
42. All other assets (2)                                                 1,381,420          147,854
                                                                        RCFD  2170       RCFD  B644
43. Total assets (sum of items 34 through 42)                           48,972,038          (51,471)


                                                                (Column C)      (Column D)       (Column E)       (Column F)
                                                               -------------------------------------------------------------
                                                                                Allocation by Risk Weight Category
                                                               -------------------------------------------------------------
                                                                    0%              20%              50%              100%
Balance Sheet Asset Catagories                  in Thousands  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------
34. Cash and balances due from depository institutions            RCFD  B600      RCFD  B601                      RCFD  B602
    (Column A equals the sum of Schedule RC,
    items 1.a and 1.b)                                               121,985       1,726,347                               0    34
                                                                  RCFD  B604      RCFD  B605      RCFD  B606      RCFD  B607
35. Held-to-maturity securities                                            0               0               0               0    35
                                                                  RCFD  B609      RCFD  B610      RCFD  B611      RCFD  B612
36. Available-for-sale securities                                    617,340         741,530               0         590,929    36
37. Federal funds sold and securities purchased under             RCFD  B613      RCFD  B614                      RCFD   616
    agreements to resell                                                   0      16,566,668                               0    37
                                                                  RCFD  B618      RCFD  B619      RCFD  B620      RCFD  B621
38. Loans and leases held for sale                                         0         370,000       9,345,194               0    38
                                                                  RCFD  B623      RCFD  B624      RCFD  B625      RCFD  B626
39. Loans and leases, net of unearned income (1)                           0       2,728,937       1,585,732      13,391,590    39
40. LESS: Allowance for loan and lease losses                                                                                   40
                                                                  RCFD  B628      RCFD  B629      RCFD  B630      RCFD  B631
41. Trading assets                                                         0           3,691               0               0    41
                                                                  RCFD  B641      RCFD  B642      RCFD  B643      RCFD  5339
42. All other assets (2)                                                   0               0               0       1,233,566    42
                                                                  RCFD  5320      RCFD  5327      RCFD  5334      RCFD  5340
43. Total assets (sum of items 34 through 42)                        739,325      22,137,173      10,930,926      15,216,085    43

---------
(1) Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-23
Legal Title of Bank

FDIC Certificate Number - 05208                                         33

Schedule RC-R--Continued


                                                     (Column A)                      (Column B)
                                                     Face Value        Credit          Credit
                                                    or Notional      Conversion      Equivalent
                                                       Amount          Factor         Amount (1)
                                                  ------------------------------------------------
                            Amounts in Thousands  Bil   Mil   Thou                Bil   Mil   Thou
--------------------------------------------------------------------------------------------------
Derivatives and Off-Balance Sheet Items                RCFD   3819                     RCFD   B645
44. Financial standby letters of credit                    346,147      1.00               346,147
45. Performance standby letters of                     RCFD   3821                     RCFD   B650
    credit                                                 247,036       .50               123,518
46. Commercial and similar letters                     RCFD   3411                     RCFD   B655
    of credit                                               56,205       .20                11,241
47. Risk participations in bankers
    acceptances acquired by the                        RCFD   3429                     RCFD   B660
    reporting institution                                        0      1.00                     0
                                                       RCFD   3433                     RCFD   B664
48. Securities lent                                      4,546,381      1.00             4,546,381
49. Retained recourse on small business                RCFD   A250                     RCFD   B669
    obligations sold with recourse                               0      1.00                     0
50. Retained recourse on financial assets              RCFD   1727    * Below          RCFD   2243
    sold with low-level recourse                                 0      12.5                     0
51. All other financial assets sold with               RCFD   B675                     RCFD   B676
    recourse                                                 6,135      1.00                 6,135
52. All other off-balance sheet                        RCFD   B681                     RCFD   B682
    liabilities                                                  0      1.00                     0
53. Unused commitments with an original                RCFD   3833                     RCFD   B687
    maturity exceeding one year                          2,388,862       .50             1,194,431
                                                                                       RCFD   A167
54. Derivative contracts                                                                    60,983


                                                      (Column C)        (Column D)        (Column E)           (Column F)
                                                  --------------------------------------------------------------------------
                                                                       Allocation by Risk Weight Category
                                                  --------------------------------------------------------------------------
                                                         0%                20%                50%                100%
                                                  --------------------------------------------------------------------------
                    Dollar Amounts in Thousands   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou   Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------------------
Derivatives and Off-Balance Sheet Items                RCFD   B646        RCFD   B647        RCFD   B648        RCFD   B649
44. Financial standby letters of credit                          0                  0                  0            346,147    44
45. Performance standby letters of                     RCFD   B651        RCFD   B652        RCFD   B653        RCFD   B654
    of credit                                                    0                  0                  0            123,518    45
46. Commercial and similar letters                     RCFD   B656        RCFD   B657        RCFD   B658        RCFD   B659
    of credit                                                    0                  0                  0             11,241    46
47. Risk participations in bankers
    acceptances acquired by the                        RCFD   B661        RCFD   B662                           RCFD   B663
    reporting institution                                        0                  0                                     0    47
                                                       RCFD   B665        RCFD   B666        RCFD   B667        RCFD   B668
48. Securities lent                                              0          4,546,381                  0                  0    48
49. Retained recourse on small business                RCFD   B670        RCFD   B671        RCFD   B672        RCFD   B673
    obligations sold with recourse                               0                  0                  0                  0    49
50. Retained recourse on financial assets                                                                       RCFD   B674
    sold with low-level recourse                                                                                          0    50
51. All other financial assets sold with               RCFD   B677        RCFD   B678        RCFD   B679        RCFD   B680
    recourse                                                     0                  0                  0              6,135    51
52. All other off-balance sheet                        RCFD   B683        RCFD   B684        RCFD   B685        RCFD   B686
    liabilities                                                  0                  0                  0                  0    52
53. Unused commitments with an original                RCFD   B688        RCFD   B689        RCFD   B690        RCFD   B691
    maturity exceeding one year                                  0                  0            432,893            761,538    53
                                                       RCFD   B693        RCFD   B694        RCFD   B695
54. Derivative contracts                                         0             18,398             42,585                       54

--------
* Or institution-specific factor.
(1) Column A multiplied by credit conversion factor.

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-24
Legal Title of Bank

FDIC Certificate Number - 05208                                         34

Schedule RC-R--Continued

                                                            (Column C)        (Column D)       (Column E)         (Column F)
                                                         ----------------------------------------------------------------------
                                                                          Allocation by Risk Weight Category
                                                         ----------------------------------------------------------------------
                                                                0%               20%               50%              100%
                                                         ----------------------------------------------------------------------
                            Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------------------

Totals
55. Total assets, derivatives, and off-balance sheet
    items by risk weight category                             RCFD   B696       RCFD   B697       RCFD   B698       RCFD   B699
    (for each column, sum of items 43 through 54)                 739,325        26,701,952        11,406,404        16,464,664  55
56. Risk weight factor                                                * 0%             * 20%             * 50%            * 100% 56
57. Risk-weighted assets by risk weight category
    (for each column,                                         RCFD   B700       RCFD   B701       RCFD   B702       RCFD   B703
    item 55 multiplied by item 56)                                      0         5,340,390         5,703,202        16,464,664  57
                                                                                                                    RCFD   1651
58. Market risk equivalent assets                                                                                             0  58
59. Risk-weighted assets before deductions for excess
    allowance for loan and lease losses                                                                             RCFD   B704
    and allocated transfer risk reserve (sum of item 57,
    columns C through F, and item 58)                                                                                27,508,256  59
                                                                                                                    RCFD   A222
60. LESS: Excess allowance for loan and lease losses                                                                          0  60
                                                                                                                    RCFD   3128
61. LESS: Allocated transfer risk reserve                                                                                     0  61
                                                                                                                    RCFD   A223
62. Total risk-weighted assets (item 59 minus items 60 and 61)                                                       27,508,256  62


Memoranda

                                                                    Dollar Amounts in Thousands   RCFD        Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------------

1. Current credit exposure across all derivative contracts covered by
   the risk-based capital standards                                                               8764                  40,991   M.1



                                                                       With a remaining maturity of
                                        ---------------------------------------------------------------------------------
                                                                                 (Column B)
                                                      [Column A]               Over one year                  [Column C]
                                                       One year                   through                        Over
                                                       or less                   five years                   five years
2. Notional principal amounts of        ---------------------------------------------------------------------------------
   derivative contracts: (1)            RCFD Tril  Bil  Mil  Thou   RCFD Tril  Bil  Mil  Thou   RCFD Tril  Bil  Mil  Thou
                                        ---------------------------------------------------------------------------------
   a. Interest rate contracts           3809              403,125   8766              944,103   8767               384,096     M.2.a

   b. Foreign exchange contracts        3812               52,662   8769                1,714   8770                     0     M.2.b

   c. Gold contracts                    8771                    0   8772                    0   8773                     0     M.2.c

   d. Other precious metals contracts   8774                    0   8775                    0   8776                     0     M.2.d

   e. Other commodity contracts         8777               69,171   8778               21,606   8779                     0     M.2.e

   f. Equity derivative contracts       A000                    0   A001                    0   A002                     0    M.2.f

---------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-25
Legal Title of Bank

FDIC Certificate Number - 05208                                         35

Schedule RC-S--Securitization and Asset Sale Activities

Memorandum items 1, 2, 4, and 5 are to be completed in the March 31, 2001, Report of Condition. All of Schedule RC-S (excluding Memorandum items 4 and 5) is to be completed beginning June 30, 2001.

                                                          (Column A)        (Column B)       (Column C)         (Column D)
                                                          1-4 Family           Home            Credit              Auto
                                                          Residential         Equity            Card               Loans
                                                             Loans             Loans          Receivables
                                                        ----------------------------------------------------------------------
                           Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
Bank Securitization Activities
1. Outstanding principal balance of assets sold and
   securitized by the reporting bank with servicing
   retained or with recourse or other seller-provided        RCFD   B705       RCFD   B706       RCFD   B707       RCFD   B708
   credit enhancements                                               N/A               N/A               N/A               N/A
2. Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit enhancements
   provided to structurs reported in
   item 1 in the form of:
   a. Retained interest-only strips
      (included in Schedules RC-B or                         RCFD   B712       RCFD   B713       RCFD   B714       RCFD   B715
      RC-F or in Schedule RC, item 5)                                N/A               N/A               N/A               N/A
   b. Standby letters of credit, sub-
      ordinated securities, and other                        RCFD   B719       RCFD   B720       RCFD   B721       RCFD   B722
      enhancements                                                   N/A               N/A               N/A               N/A
3. Reporting bank's unused commitments
   to provide liquidity to structures                        RCFD   B726       RCFD   B727       RCFD   B728       RCFD   B729
   reported in item 1                                                N/A               N/A               N/A               N/A
4. Past due loan amounts included in item 1:                 RCFD   B733       RCFD   B734       RCFD   B735       RCFD   B736
   a. 30-89 days past due                                            N/A               N/A               N/A               N/A
                                                             RCFD   B740       RCFD   B741       RCFD   B742       RCFD   B743
   b. 90 days or more past due                                       N/A               N/A               N/A               N/A
5. Charge-offs and recoveries on assets sold
   and securitized with servicing retained or with
   recourse or other seller-provided credit
   enhancements (calendar year-to-date):                     RIAD   B747       RIAD   B748       RIAD   B749       RIAD   B750
   a. Charge-offs                                                    N/A               N/A               N/A               N/A
                                                             RIAD   B754       RIAD   B755       RIAD   B756       RIAD   B757
   b. Recoveries                                                     N/A               N/A               N/A               N/A


                                                           (Column E)         (Column F)       (Column G)
                                                             Other            Commercial        All Other
                                                           Consumer         and Industrial     Loans and
                                                             Loans             Loans           All Leases
                                                        ----------------------------------------------------
                           Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------
Bank Securitization Activities
1. Outstanding principal balance of assets sold and
   securitized by the reporting bank with servicing
   retained or with recourse or other seller-provided        RCFD   B709       RCFD   B710       RCFD   B711
   credit enhancements                                               N/A               N/A               N/A   1
2. Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit enhancements
   provided to structurs reported in
   item 1 in the form of:
   a. Retained interest-only strips
      (included in Schedules RC-B or                         RCFD   B716       RCFD   B717       RCFD   B718
      RC-F or in Schedule RC, item 5)                                N/A               N/A               N/A   2.a
   b. Standby letters of credit, sub-
      ordinated securities, and other                        RCFD   B723       RCFD   B724       RCFD   B725
      enhancements                                                   N/A               N/A               N/A   2.a
3. Reporting bank's unused commitments
   to provide liquidity to structures                        RCFD   B730       RCFD   B731       RCFD   B732
   reported in item 1                                                N/A               N/A               N/A   3
4. Past due loan amounts included in item 1:                 RCFD   B737       RCFD   B738       RCFD   B739
   a. 30-89 days past due                                            N/A               N/A               N/A   4.a
                                                             RCFD   B744       RCFD   B745       RCFD   B746
   b. 90 days or more past due                                       N/A               N/A               N/A   4.b
5. Charge-offs and recoveries on assets sold
   and securitized with servicing retained or with
   recourse or other seller-provided credit
   enhancements (calendar year-to-date):                     RIAD   B751       RIAD   B752       RIAD   B753
   a. Charge-offs                                                    N/A               N/A               N/A   5.a
                                                             RIAD   B758       RIAD   B759       RIAD   B760
   b. Recoveries                                                     N/A               N/A               N/A   5.b

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-26
Legal Title of Bank

FDIC Certificate Number - 05208                                         36

Schedule RC-S--Continued

                                                          (Column A)        (Column B)       (Column C)         (Column D)
                                                          1-4 Family           Home            Credit              Auto
                                                          Residential         Equity            Card               Loans
                                                             Loans             Loans          Receivables
                                                        ----------------------------------------------------------------------
                           Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
   interest carried as:                                                        RCFD   B761       RCFD   B762
   a. Securities (included in Schedule RC-B)                                           N/A               N/A
                                                                               RCFD   B500       RCFD   B501
   b. Loans (included in Schedule RC-C)                                                N/A               N/A
7. Past due loan amounts included in
   interests reported in item 6.a:                                             RCFD   B764       RCFD   B765
   a. 30-89 days past due                                                              N/A               N/A
                                                                               RCFD   B767       RCFD   B768
   b. 90 days or more past due                                                         N/A               N/A
8. Charge-offs and recoveries on loan
   amounts included in interests reported
   in item 6.a (calendar year-to-date):                                        RIAD   B770       RIAD   B771
   a. Charge-offs                                                                      N/A               N/A
                                                                               RIAD   B773       RIAD   B774
   b. Recoveries                                                                       N/A               N/A

For Securitization Facilities Sponsored
By or Otherwise Established By Other
Institutions
9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to other
   institutions' securitization structures in
   the form of standby letters of credit,
   purchased subordinated securities,                        RCFD   B776       RCFD   B777       RCFD   B778       RCFD   B779
   and other enhancements                                            N/A               N/A               N/A               N/A
10. Reporting bank's unused commitments
    to provide liquidity to other institutions'              RCFD   B783       RCFD   B784       RCFD   B785       RCFD   B786
    securitization structures                                        N/A               N/A               N/A               N/A

                                                           (Column E)         (Column F)       (Column G)
                                                             Other            Commercial        All Other
                                                           Consumer         and Industrial     Loans and
                                                             Loans             Loans           All Leases
                                                        ----------------------------------------------------
                           Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
   interest carried as:                                                        RCFD   B763
   a. Securities (included in Schedule RC-B)                                           N/A                     6.a
                                                                               RCFD   B502
   b. Loans (included in Schedule RC-C)                                                N/A                     6.b
7. Past due loan amounts included in
   interests reported in item 6.a:                                             RCFD   B766
   a. 30-89 days past due                                                              N/A                     7.a
                                                                               RCFD   B769
   b. 90 days or more past due                                                         N/A                     7.b
8. Charge-offs and recoveries on loan
   amounts included in interests reported
   in item 6.a (calendar year-to-date):                                        RIAD   B772
   a. Charge-offs                                                                      N/A                     8.a
                                                                               RIAD   B775
   b. Recoveries                                                                       N/A                     8.b

For Securitization Facilities Sponsored
By or Otherwise Established By Other
Institutions
9. Maximum amount of credit exposure
   arising from credit enhancements
   provided by the reporting bank to other
   institutions' securitization structures in
   the form of standby letters of credit,
   purchased subordinated securities,                        RCFD   B780       RCFD   B781       RCFD   B782
   and other enhancements                                            N/A               N/A               N/A   9
10. Reporting bank's unused commitments
    to provide liquidity to other institutions'              RCFD   B787       RCFD   B788       RCFD   B789
    securitization structures                                        N/A               N/A               N/A   10

Wells Fargo Bank Minnesota, N.A.                                     FFIEC 031
---------------------------------------                              RC-27
Legal Title of Bank

FDIC Certificate Number - 05208                                         37

Schedule RC-S--Continued


                                                          (Column A)        (Column B)       (Column C)         (Column D)
                                                          1-4 Family           Home            Credit              Auto
                                                          Residential         Equity            Card               Loans
                                                             Loans             Loans          Receivables
                                                        ----------------------------------------------------------------------
                           Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
Bank Asset Sales
11. Assets sold with recourse or other seller-
    provided credit enhancements and not                     RCFD   B790       RCFD   B791       RCFD   B792       RCFD   B793
    securitized by the reporting bank                                N/A               N/A               N/A               N/A
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements pro-                        RCFD   B797       RCFD   B798       RCFD   B799       RCFD   B800
    vided to assets reported in item 11                              N/A               N/A               N/A               N/A


                                                           (Column E)         (Column F)       (Column G)
                                                             Other            Commercial        All Other
                                                           Consumer         and Industrial     Loans and
                                                             Loans             Loans           All Leases
                                                        ----------------------------------------------------
                           Dollar Amounts in Thousands  Bil   Mil   Thou  Bil   Mil   Thou  Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------
Bank Asset Sales
11. Assets sold with recourse or other seller-
    provided credit enhancements and not                     RCFD   B794       RCFD   B795       RCFD   B796
    securitized by the reporting bank                                N/A               N/A               N/A  11
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements pro-                        RCFD   B801       RCFD   B802       RCFD   B803
    vided to assets reported in item 11                              N/A               N/A               N/A  12

Memorandum items 1, 2, 4, and 5 are to be completed in the March 31, 2001, Report of Condition.
Memorandum items 1, 2, and 3 are to be completed beginning June 30, 2001.


Memoranda

                                                                     Dollar Amounts in Thousands   RCFD   Bil   Mil   Thou
--------------------------------------------------------------------------------------------------------------------------
1. Small Business obligations transferred with recourse under Section 208 of the
   Riegle Community Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance                                                                A249                  0  M.1.a
   b. Amount of retained recourse on these obligations as of the report date                       A250                  0  M.1.b
2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or other servicer-provided
      credit enhancements                                                                          B804                  0  M.2.a
   b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided
      credit enhancements                                                                          B805                  0  M.2.b
   c. Other financial assets (1)                                                                   A591                  0  M.2.c
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company          B806                N/A  M.3.a.1
      (2) Conduits sponsored by other unrelated institutions                                       B807                N/A  M.3.a.2
   b. Unused commitments to provide liquidity to conduit structures:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company          B808                N/A  M.3.b.1
      (2) Conduits sponsored by other unrelated institutions                                       B809                N/A  M.3.b.2

-------------
(1) Memorandum item 2.c is to be completed in the March 31, 2001, Report of Condition, if the principal balance of other financial assets serviced for others is more than $10 million and exceeds 10 percent of total assets, Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

Wells Fargo Bank Minnesota, N.A.                                      FFIEC 031
-------------------------------------                                 RC-27a
Legal Title of Bank

FDIC Certificate Number - 05208                                          37a

Schedule RC-S--Continued

Memoranda--Continued


                                                                      Dollar Amounts in Thousands   RCFD   Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------------------

4. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
   a. First lien 1-4 family residential mortgage loans:
      (1) Outstanding principal balance of mortgages transferred as of the report date               A521             6,135  M.4.a.1
      (2) Amount of recourse exposure on these mortgages as of the report date                       A522             6,135  M.4.a.2

   b. Other financial assets (excluding small business
      obligations reported in Memorandum item 1):
      (1) Outstanding principal balance of assets transferred as of the report date                  A523                 0  M.4.b.1
      (2) Amount of recourse exposure on these assets as of the report date                          A524                 0  M.4.b.2
5. Loans extended under credit cards and related plans to individuals for household, family,
   or other personal expenditures that have been securitized and sold (with servicing retained)      2742             2,971  M.5

Optional Narrative Statement Concerning the Amounts                    FFIEC 031
 Reported in the Reports of Condition and Income                       RC-31
    at close of business on March 31, 2001
                                                                          41

Wells Fargo Bank Minnesota, N.A.          Minneapolis            MN
--------------------------------          -----------            --
      Legal Title of Bank                    City              State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; I.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, senior officer of the bank who thereby attests to its acuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Incom, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management the bank (except for the trucnation of the statements exceeding 750-character limit described above.) THE STATEMENT WILL BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

X = NO COMMENT Y = COMMENT                                          6979    X
BANK MANAGEMENT STATEMENT (please type or print clearly):
       TEXT ( 70 characters per line )
  6980
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------
      --------------------------------------------------------------





      --------------------------------------------------------------
      Signature of Executive Officer of Bank       Date of Signature

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
Transmitted to EDS as 0129923 on 04/30/01 at 18:33:45 CST
--------------------------------------------------------------------------------

                                                                         42

                        NAME AND ADDRESS OF BANK

                        Wells Fargo Bank Minnesota, N.A.
                        Sixth  Street and  Marquette
                        Avenue Minneapolis, MN 55479

                           OMB No. For OCC: 1557-0081
                        OMB No. For FDIC: 3064-0052
                     OMB No. For Federal Reserve: 7100-0036
                           Expiration Date: 3/31/2002

                                 SPECIAL REPORT
                         (Dollar Amounts in Thousands)

   CLOSE OF BUSINESS DATE                         FDIC Certificate Number
--------------------------------------------------------------------------------
3/31/2001                                                   5208
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their excutive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations
(Federal Reserve Board Regulation 0) for the devinitions of `exedutive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.



                                                                                                      RCFC
----------------------------------------------------------------------------------------------------------------------------
a. Number of loans made to executive officers since the previous Call Report date                     3561           0  a
b. Total dollar amount of above loans (in thousands of dollars)                                       3562           0  b
c. Range of interest charged on above loans                                                  From               To
   (example: 9-3/4% = 9.75)                                                           7701     0.00%  7702        0.00% c





--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT
    /s/                    VICE PRESIDENT

DATE (Month, Day, Year)
        4/24/01
--------------------------------------------------------------------------------
FDIC 8040/53 (3-01)